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                                                                    EXHIBIT 10.1
                                                                    ------------

                             CALLAWAY GOLF COMPANY
                             1996 STOCK OPTION PLAN
                    (AS AMENDED AND RESTATED APRIL 17, 1997)

SECTION 1.     PURPOSE OF THE PLAN

               This 1996 Stock Option Plan (the "Plan") of Callaway Golf Company, a California corporation (the "Company"), is intended as a means whereby the Company may provide for grants of stock options to employees (including officers), consultants and advisors of the Company and its subsidiaries and affiliates, thereby helping to retain and motivate such individuals, and to encourage the judgment, initiative and efforts of such individuals by further aligning their interests with those of the shareholders of the Company.

SECTION 2.     ADMINISTRATION OF THE PLAN

               2.1 Administration. The Plan shall be administered by the Board
                   --------------
of Directors of the Company (the "Board") or, in the discretion of the Board, a committee appointed thereby (the "Committee"). All expenses and liabilities incurred by the Board or the Committee in the administration of the Plan shall be borne by the Company. The Board or the Committee may employ attorneys, consultants, accountants, agents, brokers or other persons. If no persons are designated by the Board to serve on the Committee, the Plan shall be administered by the Board and all references herein to the Committee shall refer to the Board. Unless otherwise provided by the Board: (a) with respect to any Options (as defined in Section 5.1 below) for which the Committee determines
                       -----------
that it is necessary or desirable for the grant thereof to be exempt under Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), membership of the Committee shall conform to the requirements of that Rule to make grants or awards that are exempt from the operation of Exchange Act Section 16(6), and (b) with respect to any Options that are intended to qualify as "performance based compensation" under Section 162(m) of the Internal Revenue Code (the "Code"), membership of the Committee shall conform to the requirements of Code Section 162(m) and the Treasury regulations thereunder.

               2.2 Determinations. The Committee shall have full and exclusive
                   --------------
power to construe and interpret the Plan, to determine and designate the class or classes of Eligible Persons (as defined in Section 4 below) of the Company
                                              ---------
and of its subsidiaries or affiliates who are eligible to participate in the Plan and any other criteria that must be satisfied in order for an Eligible Person to participate in the Plan, to determine the terms of Options, subject to the requirements and provisions of the Plan, and generally to determine answers to any and all questions arising under the Plan. All decisions, determinations and interpretations by the Committee regarding the Plan shall be final and binding on all Eligible Persons and Participants (as defined in Section 4
                                                                ---------
below). The Committee shall consider such factors as it
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deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations, including, without limitation, the recommendations or advice of any officer of the Company or Eligible Person and such attorneys, consultants and accountants as it may select.

               2.3 Powers. Subject to the express provisions of the Plan, the
                   ------
Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of the Plan with respect to the Options over which the Committee has authority, including, without limitation, the following:

                      (a) to prescribe, amend and rescind rules and regulations relating to the Plan and to define terms not otherwise defined herein;

                      (b) to determine which persons are Eligible Persons, to which Eligible Persons, if any, Options shall be granted hereunder and the timing of any such Options;

                      (c) to determine the number of Shares (as defined in
        Section 3.1 below) that will be subject to any Option and the exercise
        -----------
        price of such Shares;

                      (d) to prescribe and amend the terms of the Option Agreements (as defined in Section 5.1 below), which need not be
                                  -----------
        identical;

                      (e) to determine whether, and the extent to which, adjustments are required pursuant to Section 7.2;
                                             -----------
                      (f) to interpret and construe the Plan, any rules and regulations under the Plan and the terms and conditions of any Option granted hereunder, and to make exceptions to any such provisions in good faith and for the benefit of the Company; and

                      (g) to make all other determinations deemed necessary or advisable for the administration of the Plan.

SECTION 3.     STOCK SUBJECT TO THE PLAN

               3.1 Aggregate Limits. Subject to adjustment as provided in
                   ----------------
Section 7.2, at any time, the aggregate number of shares of the Company's Common
-----------
Stock ("Shares") issued and issuable pursuant to all Options (including all ISOs (as defined in Section 5.3 below)) granted under the Plan shall not exceed
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3,000,000. The Shares subject to the Plan may be either Shares reacquired by the
Company (including Shares repurchased in the open market or otherwise) or authorized but unissued Shares.

               3.2 Code Section 162(m) Limit. The maximum number of Shares with
                   -------------------------
respect to which Options may be granted under the Plan during any calendar year to a key

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employee shall not exceed 1,000,000. Notwithstanding anything to the contrary in the Plan, the foregoing limitation (a) shall not apply if it is not required in order for the compensation attributable to Options under the Plan to qualify as "performance based compensation" described in Code Section 162(m) and the Treasury regulations thereunder, and (b) shall be subject to adjustment under Section 7.2 only to the extent the Committee determines that such
      -----------
adjustment would not affect the status of compensation attributable to Options hereunder as "performance based compensation" described in Code Section 162(m) and the Treasury regulations thereunder.

               3.3 ISO Limits. The aggregate number of Shares issued and
                   ----------
issuable pursuant to all ISOs (as defined in Section 5.3) granted under the Plan
                                             -----------
shall not exceed 3,000,000. Such maximum number does not include the number of Shares subject to the unexercised portion of any ISO granted under the Plan that expires or is terminated. Notwithstanding anything to the contrary in the Plan, such aggregate number of Shares shall be subject to adjustment under Section 7.2
                                                                     -----------
only to the extent that such adjustment will not affect the status of any ISO granted under the Plan.

               3.4 Calculating Plan Limits.  For purposes of Section 3.1,
                   -----------------------                   -----------

                      (a) The aggregate number of Shares issued under the Plan at any time shall equal only the number of Shares actually issued upon exercise or settlement of an Option and not returned to the Company upon cancellation, expiration or forfeiture of an Option or in payment or satisfaction of the purchase price, exercise price or tax withholding obligation of an Option; and

                      (b) In the event that any outstanding Option under the Plan expires by reason of lapse of time or is otherwise terminated without exercise for any reason, then the Shares subject to any such Option that have not been issued upon exercise of the Option shall again become available in the pool of Shares for which Options may be granted under the Plan; provided, however, that in the event that the Committee determines that it is appropriate to condition the grant of a new Option to a Participant upon the surrender by such Participant of a previously issued unexercised Option having a higher exercise price than the proposed new Option, then the Shares underlying the old Option shall not again become available in the pool of Shares for which Options may be granted under the Plan unless and until such new Option expires by reason of lapse of time or is otherwise terminated without exercise for any reason other than in connection with a similar conditional re-grant.

SECTION 4.     PERSONS ELIGIBLE UNDER THE PLAN

               Any person who is an employee, consultant or advisor of the Company or any of its subsidiaries or affiliates (an "Eligible Person") may be eligible to be considered for the grant of Options hereunder, as determined by the Committee in its discretion; provided, however, that no director of the Company who is not also an employee of the Company shall

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be eligible to receive any Option hereunder. A "Participant" is any Eligible
Person to whom an Option has been granted and any person (including any estate) to whom an Option has been assigned or transferred pursuant to Section 6.1.
                                                               -----------
SECTION 5.     STOCK OPTION GRANTS

               5.1 Authority to Grant Options. An "Option" is a right to
                   --------------------------
purchase a number of Shares at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement evidencing the Option (the "Option Agreement"). The Committee, on behalf of the Company, is authorized under the Plan to grant an Option or provide for the grant of an Option, either automatically or in the discretion of the Committee, upon the occurrence of specified events, including, without limitation, the achievement of Qualifying Performance Criteria (as defined below) or the satisfaction of an event or condition within the control of the recipient of the Option or within the control of others.

               For purposes of the Plan, the term "Qualifying Performance Criteria" shall mean any one or more performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, either individually, alternatively or in any combination, and measured either on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Committee in the Option Agreement. For this purpose, such performance criteria may include (a) cash flow, (b) earnings per share (including earnings before interest, taxes and amortization), (c) return on equity, (d) total shareholder return, (e) return on capital, (f) return on assets or net assets, (g) income or net income, (h) operating income or net operating income, (i) operating profit or net operating profit, (j) operating margin, (k) return on operating revenue, (l) market share or circulation, and (m) any similar performance criteria.

               5.2 Option Agreement. Each Option Agreement shall contain
                   ----------------
provisions regarding (a) the number of Shares that may be issued upon exercise of the Option, (b) the purchase price of the Shares, (c) the term of the Option,
(d) such terms and conditions of exercise as may be determined from time to time by the Committee, (e) restrictions on the transfer of the Option and forfeiture provisions, and (f) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Committee.

               5.3 ISOs and Nonqualified Options. Options that are intended to
                   -----------------------------
qualify as Incentive Stock Options ("ISOs") pursuant to Code Section 422 and Options that are not intended to qualify as ISOs ("Nonqualified Options") may be granted under this Section 5 as the Committee in its discretion shall determine.
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Option Agreements evidencing ISOs shall contain such terms and conditions as may be necessary to comply with the applicable provisions of Section 422 of the Code.

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               5.4 Option Price. The exercise price per Share of each Option
                   ------------
granted under the Plan shall be not less than 85% of the Fair Market Value (as defined below) on the date the Option is granted.

               Unless the Committee shall specify otherwise, for purposes of the Plan, the "Fair Market Value" of a Share as of a particular date shall be: (a) if the Shares are of a class listed on an established stock exchange or exchanges (including, for this purpose, The Nasdaq National Market), the closing sale price of the Share quoted for such date in the Transactions Index of each such exchange, as published in The Wall Street Journal, or, if no sale price was quoted in any such Index for such date, then as of the next preceding date on which such a sale price was quoted; or (b) if the Shares are of a class not then listed on an exchange, the average of the closing bid and asked prices per share for the Share in the over-the-counter market as quoted on the NASDAQ system on such date; or (c) if the Shares are of a class not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Committee; provided, however, that when appropriate, the Committee in determining the Fair Market Value may take into account such other factors as it may deem appropriate under the circumstances. Notwithstanding the foregoing, the Fair Market Value for purposes of grants of ISOs shall be determined in compliance with applicable provisions of the Code.

               5.5 Termination of Options. Unless determined otherwise by the
                   ----------------------
Committee in its sole discretion, Options shall expire on the earliest of (a) one (1) year from the date on which the Participant ceases to be an Eligible Person of the Company for any reason other than death; (b) one (1) year from the date of the Participant's death; or (c) with respect to each installment of such Option, the fifth anniversary of the vesting date of such installment. If a Participant who is an employee of the Company (or of a subsidiary or affiliated entity) ceases for any reason to be such an employee, that portion of the Option that has not yet vested shall terminate, unless the Committee accelerates the vesting schedule in its sole discretion (in which case, the Committee may impose whatever conditions it considers appropriate on the accelerated portion). Options granted to a Participant who is not such an employee may be made subject to such other termination provisions as determined appropriate by the Committee.

               5.6    Option Exercise.
                      ---------------
                      (a) Partial Exercise. Unless otherwise provided by the Committee, an exercisable Option may be exercised in whole or in part.

                      (b) Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery to the Secretary of the Company at the Company's principal office all of the following: (i) notice of exercise specifying the number of Shares to be purchased and signed by the Participant, (ii) full payment of the exercise price for such number of Shares, (iii) such representations and documents as the Committee, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act of 1933, as amended,

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        and any other federal, state or foreign securities laws or regulations,
        (iv) in the event that the Option shall be exercised pursuant to Section
                                                                         -------
        6.1 by any person or persons other than the Eligible Person, appropriate
        ---
        proof of the right of such person or persons to exercise the Option, and
        (v) such representations and documents as the Committee, in its sole discretion, deems necessary or advisable to provide for the tax withholding pursuant to Section 9. Shares shall be registered in the
                                ---------
        name of the Participant as soon as administratively practicable after exercise of any Option, subject to reasonable delays and to delays beyond the reasonable control of the Company such as but not limited to completion of registration of said Shares with the Securities and Exchange Commission (the "SEC") or compliance with any federal or state laws, rules or regulations.

                      (c) Payment of Exercise Price. The exercise price of an Option shall be paid in the form of one of more of the following, as the Committee shall specify, either through the terms of the Option Agreement or at the time of exercise of an Option: (i) cash, (ii) other property deemed acceptable by the Committee, (iii) a commitment by a brokerage firm acceptable to the Company to pay such exercise price from the proceeds of a sale of Shares issuable upon exercise of the Option, or (iv) any combination of (i) through (iii). The Company may, in its sole discretion, assist any person to whom an Option is granted hereunder in the payment of the purchase price (including, without limitation, by loan or the acceptance of a promissory note) payable in connection with the receipt or exercise of that Option.

SECTION 6.     OTHER PROVISIONS APPLICABLE TO OPTIONS

               6.1 Nonassignability. Unless the Committee shall otherwise
                   ----------------
determine on a case by case basis, no Option granted under the Plan shall be assignable or transferable except (a) by will or by the laws of descent and distribution, or (b) subject to the final sentence of this Section, upon dissolution of marriage pursuant to a qualified domestic relations order. Unless the Committee shall otherwise determine on a case by case basis, during the lifetime of a Participant, an Option granted to him or her shall be exercisable only by the Participant (or the Participant's permitted transferee) or his or her guardian or legal representative. Notwithstanding the foregoing, (i) no Option owned by a Participant subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3 thereunder as interpreted and administered by the Commission and its staff, and (ii) ISOs may not be assigned or transferred in violation of Section 422(b)(5) of the Code or the Treasury Regulations thereunder, and nothing herein is intended to allow such assignment or transfer.

               6.2 Dividends. Unless otherwise provided by the Committee, no
                   ---------
adjustment shall be made in Shares issuable under Options on account of cash dividends that may be paid or other rights that may be issued to the holders of Shares prior to their issuance under any Option. Unless otherwise provided by the Committee, no dividends or dividend

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equivalent amounts shall be paid to any Participant with respect to the Shares subject to any Option that has not vested or has not been exercised on the record date for dividends.

               6.3 Consideration for Issuance of Shares. Any issuance of Shares
                   ------------------------------------
may be conditioned upon payment of an amount equal to the minimum amount, if any, required by applicable law for the issuance of such Shares. The absence of any such condition shall be deemed to reflect a determination by the Committee that non-cash consideration in an amount at least equal to the minimum amount, if any, required by law has been or will be received prior to the issuance of such Shares.

               6.4 Conditions for Issuance of Options. The Committee may, in its
                   ----------------------------------
discretion and on such terms as it may specify, require as a condition to the grant of any Option that the Eligible Person surrender for cancellation some or all of any previously granted employee benefit arrangement (including other Options), or any rights under any such employee benefit arrangement. Any such Option that is conditioned upon the surrender and cancellation of another employee benefit arrangement or of rights thereunder may contain such other terms as the Committee deems appropriate.

               6.5 Tandem Stock or Cash Rights. Either at the time an Option is
                   ---------------------------
granted or by subsequent action, the Committee may, but need not, provide that an Option shall contain as a term thereof, a right, either in tandem with the other rights under the Option or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Option.

               6.6 No Repricing. The Committee may not decrease the exercise
                   ------------
price of Shares that may be acquired pursuant to Options granted under the Plan unless such decrease is (a) made subject to approval by the shareholders of the Company or (b) made pursuant to the adjustment provisions of Section 7.2.
                                                             -----------

SECTION 7.     CHANGES IN CAPITAL STRUCTURE

               7.1 No Preferential Rights. The existence of outstanding Options
                   ----------------------
shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, exchanges, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of any Shares or other securities or subscription rights thereto, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Shares or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

               7.2 Adjustment in Shares. If the outstanding securities of the
                   --------------------
class then subject to the Plan are increased, decreased or exchanged for or converted into cash, property

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or a different number or kind of shares or securities, or if cash, property or shares or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, restructuring, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split, spin-off or the like, or if substantially all of the property and assets of the Company are sold, then, unless the terms of such transaction shall provide otherwise, the Committee shall make appropriate and proportionate adjustments in (a) the number and type of shares or other securities or cash or other property that may be acquired pursuant to Options theretofore granted under the Plan and the exercise or settlement price of such Options, provided, however, that such adjustment shall be made in such a manner that will not affect the status of any Option intended to qualify as an ISO under Code Section 422, and (b) the maximum number and type of shares or other securities that may be issued pursuant to such Options thereafter granted under the Plan. Any adjustments made by the Committee pursuant to this Section shall be binding upon the holders of each then outstanding Option, without need for any consent or amendment signed by such holder, effective at such date as is fixed by the Committee.

SECTION 8.     CHANGE OF CONTROL

               The Committee may, through the terms of the Option or otherwise, provide that a Participant may have the ability to exercise any portion of the Option not previously exercisable, upon change of control related events or termination of the Participant's services for the Company following a change of control related event. The Committee shall have the authority from time to time to define change of control related events for purposes of this Section 8, which
                                                                ---------
may include, without limitation, a merger, reorganization, sale of assets, liquidation, acquisition of a specified percentage of the Company's outstanding equity securities (which specified percentage may be less than 50%), or a significant change in composition of the Board.

SECTION 9.     TAXES

               9.1 Withholding Requirements. The Committee may make such
                   ------------------------
provisions or impose such conditions as it may deem appropriate for the withholding or payment by the Participant, as appropriate, of any taxes that it determines are required in connection with any Options granted under the Plan, and a Participant's rights in any Option are subject to satisfaction of such conditions.

               9.2 Payment of Withholding Taxes. Notwithstanding the terms of
                   ----------------------------
Section 9.1, the Committee may in its discretion, but need not, provide in the
-----------
Option Agreement or otherwise that all or any portion of the taxes required to be withheld by the Company in connection with the exercise of a Nonqualified Option or the disposition of Shares issued under an ISO shall be paid or, at the election of the Participant, may be paid by the Company withholding shares of the Company's capital stock otherwise issuable or subject to such Option having a fair market value equal to the amount required to be withheld or paid. Any

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such elections are subject to such conditions or procedures as may be established by the Committee and may be subject to disapproval by the Committee.

SECTION 10.    AMENDMENT AND TERMINATION

               The Committee may, insofar as permitted by law, from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, and the Plan as so revised or amended will govern all Options thereunder, including those granted before such revision or amendment, except that no such amendment shall alter or impair or diminish in any material respect any rights or obligations under any Option theretofore granted under the Plan without the consent of the person to whom such Option was granted. In addition, if an amendment to the Plan would materially increase the number of shares subject to the Plan (as adjusted under Section 7.2), materially modify the requirements as
                            -----------
to eligibility for participation in the Plan, extend the final date upon which Options may be granted under the Plan, or otherwise materially increase the benefits accruing to recipients in a manner not specifically contemplated herein and that affects the Plan's compliance with Rule 16b-3 under the Exchange Act or applicable provisions of the Code or requires the approval of the Company's shareholders so that the Options hereunder continue to qualify as "performance based compensation" described in Code Section 162(m) and the Treasury regulations thereunder, then the amendment shall be subject to approval by the Company's shareholders to the extent required to comply with Rule 16b-3 under the Exchange Act or applicable provisions of or rules under the Code. Notwithstanding the foregoing, the Committee may amend the Plan to comply with or take advantage of the rules or regulations (or interpretations thereof) promulgated under Section 16 of the Exchange Act or under the Code, subject to the shareholder approval requirement described above.

SECTION 11.    COMPLIANCE WITH LAWS AND REGULATIONS

               11.1 Applicability of Laws. The Company shall not be required to
                    ---------------------
issue or deliver any certificates for Shares prior to the completion of any registration or qualification of such Shares under any federal, state or foreign law or any ruling or regulation of any government body that the Committee shall, in its sole discretion, determine to be necessary or advisable.

               11.2 Compliance with Securities Laws. The Plan, the grant and
                    -------------------------------
exercise of Options thereunder, and the obligation of the Company to sell, issue or deliver Shares under such Options, shall be subject to all applicable federal, state and foreign laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be applicable. The exercisability of any Option and the sale of any Share hereunder is conditioned upon the registration of the Shares to be offered and sold with the SEC. In no event shall any Shares be offered or sold hereunder prior to the effective date of registration with the SEC.

                                       9
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SECTION 12.    NO RIGHT TO COMPANY EMPLOYMENT

               Neither the Plan nor the terms of any Option shall be construed to give any Eligible Person the right to be retained in the employ of the Company or any subsidiary or affiliate. The Company and its subsidiaries and affiliates each retain the unqualified right to terminate the employment of any Eligible Person at any time. Any Option Agreement may contain such provisions as the Committee may approve with reference to the effect of approved leaves of absence.

SECTION 13.    LIABILITY OF THE COMPANY

               The Company and any affiliate of the Company that is in existence or hereafter comes into existence shall not be liable to a Participant, an Eligible Person or other persons as to the following:

               13.1 The Non-Issuance of Shares. The non-issuance or sale of
                    --------------------------
Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and

               13.2 Tax Consequences.  Any tax consequence expected, but not
                    ----------------
realized, by any Eligible Person, Participant or other person due to the receipt, exercise or settlement of any Option granted hereunder.

SECTION 14.    EFFECTIVENESS AND EXPIRATION OF PLAN

               The Plan shall be effective as of the date designated by the Board, and shall continue (unless earlier terminated by the Board) until its expiration as set forth below; provided that the Plan shall be submitted for the approval of each class of capital stock eligible to vote on matters submitted to a vote of the Company's shareholders as soon as reasonably practicable; and provided, further, that any Options granted prior to such shareholder approval shall be considered subject to such approval. Unless previously terminated, the authority to grant Options under the Plan shall expire ten (10) years after the effective date of the Plan, but such expiration shall not affect any Option previously made or granted that is then outstanding.

SECTION 15.    NON-EXCLUSIVITY OF THE PLAN

               The adoption of the Plan by the Board shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

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SECTION 16.       GOVERNING LAW

               This Plan and any agreements hereunder shall be interpreted and construed in accordance with the laws of the State of California and applicable federal law. The Committee may provide that any dispute as to any Option shall be presented and determined in such forum as the Committee may specify, including through binding arbitration. Any reference in the Plan or in an Option Agreement to a provision of law or to a rule or regulation shall be deemed to include any successor law, rule or regulation of similar effect or applicability.

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